EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
SEPTEMBER 2019 MONTHLY DIVIDEND AND
AUGUST 31, 2019 RMBS PORTFOLIO CHARACTERISTICS

•	September 2019 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of August 31, 2019
•	Next Dividend Announcement Expected October 17, 2019

Vero Beach, Fla., September 13, 2019 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of September 2019. The dividend of $0.08 per share will be paid October 31, 2019, to holders of record on September 30, 2019, with an ex-dividend date of September 27, 2019.  The Company plans on announcing its next dividend after the Board’s meeting on October 17, 2019.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 13, 2019, the Company had 63,054,298 shares outstanding. At June 30, 2019, the Company had 54,282,997 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2019 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae and CMOS, and (ii) structured Agency RMBS. Orchid is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Aug 2019	Jun - Aug	Modeled	Modeled
					Net			Weighted	CPR	2019 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Sep)	in Sep)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
Post Reset ARM	$1,119	$1,184	0.03%	$105.76	4.76%	4.97%	180	181	0.01%	0.01%	$7	$(6)
Fixed Rate CMO	608,013	629,853	16.17%	103.59	4.25%	4.60%	20	338	23.22%	21.21%	(96)	179
15yr 4.0	381,605	409,595	10.52%	107.33	4.00%	4.53%	15	161	11.56%	11.62%	6,075	(6,517)
15yr Total	381,605	409,595	10.52%	107.33	4.00%	4.53%	15	161	11.56%	11.62%	6,075	(6,517)
20yr 4.0	84,263	91,102	2.34%	108.12	4.00%	4.48%	25	211	13.21%	8.27%	1,697	(1,810)
20yr Total	84,263	91,102	2.34%	108.12	4.00%	4.48%	25	211	13.21%	8.27%	1,697	(1,810)
30yr 3.0	161,897	166,862	4.28%	103.07	3.00%	3.95%	2	358	1.47%	0.00%	2,661	(3,598)
30yr 3.5	337,248	351,676	9.03%	104.28	3.50%	4.33%	6	353	4.74%	8.66%	3,834	(5,453)
30yr 4.0	798,303	848,422	21.78%	106.28	4.00%	4.64%	16	342	9.77%	7.71%	9,159	(12,014)
30yr 4.5	430,281	466,308	11.97%	108.37	4.50%	5.05%	8	352	9.88%	12.79%	4,207	(5,577)
30yr 5.0	745,897	821,034	21.08%	110.07	5.00%	5.52%	15	343	15.57%	15.35%	7,265	(8,927)
30yr Total	2,473,626	2,654,302	68.15%	107.30	4.25%	4.89%	12	346	10.31%	11.36%	27,126	(35,569)
Total Pass Through RMBS	3,548,626	3,786,036	97.21%	106.69	4.22%	4.79%	14	322	12.72%	13.39%	34,809	(43,723)
Structured RMBS
Interest-Only Securities	738,214	83,310	2.14%	11.29	3.76%	4.35%	68	249	20.60%	17.69%	(10,973)	13,989
Inverse Interest-Only Securities	201,540	25,396	0.65%	12.60	2.93%	4.86%	62	288	15.17%	15.77%	889	(1,537)
Total Structured RMBS	939,754	108,706	2.79%	11.57	3.58%	4.46%	66	258	19.43%	17.27%	(10,084)	12,452
Total Mortgage Assets	$4,488,380	$3,894,742	100.00%		4.09%	4.72%	25	308	14.13%	14.35%	$24,725	$(31,271)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(500,000)	Dec-2020									$(3,750)	$3,750
Fed Funds Futures	(400,000)	Mar-2020									(1,167)	1,167
Swaps	(2,120,000)	May-2022									(29,944)	29,944
5-Year Treasury Future	(140,000)	Dec-2019(2)									(3,762)	4,198
TBA Long	150,000	Oct-2019									3,136	(3,858)
Hedge Total	$(3,010,000)										$(35,487)	$35,201
Rate Shock Grand Total											$(10,762)	$3,930
(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five year treasury futures contracts were valued at prices of $119.98 at August 31, 2019. The notional contract value of the short position was $168.0 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of August 31, 2019			As of August 31, 2019
Fannie Mae	$2,794,775	71.8%	Non-Whole Pool Assets	$914,342	23.5%
Freddie Mac	1,097,593	28.1%	Whole Pool Assets	2,980,400	76.5%
Ginnie Mae	2,374	0.1%	Total Mortgage Assets	$3,894,742	100.0%
Total Mortgage Assets	$3,894,742	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of August 31, 2019	Borrowings	Debt	Rate	in Days	Maturity
RBC Capital Markets, LLC	$457,818	12.4%	2.40%	14	9/30/2019
Mirae Asset Securities (USA) Inc.	410,498	11.2%	2.46%	73	2/13/2020
Wells Fargo Bank, N.A.	357,433	9.7%	2.38%	12	9/20/2019
Citigroup Global Markets Inc	309,087	8.4%	2.38%	17	9/30/2019
J.P. Morgan Securities LLC	248,173	6.8%	2.61%	71	11/12/2019
Cantor Fitzgerald & Co	213,443	5.8%	2.33%	19	10/11/2019
ABN AMRO Bank N.V.	211,857	5.8%	2.38%	31	10/7/2019
Mitsubishi UFJ Securities (USA), Inc	205,272	5.6%	2.53%	50	11/12/2019
ED&F Man Capital Markets Inc	205,197	5.6%	2.28%	95	2/10/2020
ASL Capital Markets Inc.	176,712	4.8%	2.44%	22	10/7/2019
South Street Securities, LLC	175,626	4.8%	2.61%	156	4/9/2020
ING Financial Markets LLC	163,165	4.4%	2.35%	20	9/30/2019
ICBC Financial Services LLC	104,515	2.8%	2.37%	12	9/12/2019
Guggenheim Securities, LLC	93,247	2.5%	2.46%	20	9/30/2019
FHLB-Cincinnati	80,375	2.2%	2.25%	3	9/3/2019
Nomura Securities International, Inc.	49,860	1.4%	2.38%	12	9/12/2019
Daiwa Securities America Inc.	48,872	1.3%	2.37%	12	9/12/2019
Lucid Cash Fund USG LLC	47,447	1.3%	2.41%	12	9/12/2019
Bank of Montreal	40,874	1.1%	2.42%	14	9/27/2019
J.V.B. Financial Group, LLC	29,461	0.8%	2.38%	11	9/17/2019
Merrill Lynch, Pierce, Fenner & Smith	28,620	0.8%	2.53%	9	9/12/2019
Lucid Prime Fund, LLC	13,975	0.4%	2.45%	12	9/12/2019
Mizuho Securities USA, Inc	3,500	0.1%	2.75%	16	9/16/2019
Total Borrowings	$3,675,027	100.0%	2.42%	39	4/9/2020

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400